SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 15, 1998


                                 Metro-Tel Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                         0-9040                11-2014231
----------------------------            -----------          ----------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)



250 South Milpitas Boulevard, Milpitas, CA                           95035
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (408) 946-4600
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.
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            On May 15, 1998, the Company  issued a press release  reporting that the Company had entered into a Memorandum of Intent with respect to a proposed merger of Steiner-Atlantic Corp. with Metro-Tel Corp. A copy of the press release is attached to this Form 8-K as Exhibit 99.01.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
-------     -------------------------------------------------------------------

            (a)   Financial statements of business acquired:

                  Not applicable.

            (b)   Pro forma financial information:

                  Not applicable.

            (c)   Exhibits:

                  99.01       Metro-Tel Corp. Press Release dated May 15, 1998.

                                S I G N A T U R E
                                -----------------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METRO-TEL CORP.



Date: May 22, 1998                  By: /s/ Venerando J. Indelicato
                                        ----------------------------------------
                                         Venerando J. Indelicato, Vice President





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                                  EXHIBIT INDEX


Exhibit
Number               Description
------               -----------

99.01                Metro-Tel Corp. Press Release dated May 15, 1998.







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